Exhibit 99.1
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                                                                [AT&T LOGO]


NEWS RELEASE


EDITOR'S NOTE: THIS IS A JOINT RELEASE BY AT&T AND COMCAST.

FOR RELEASE WEDNESDAY, AUGUST 21, 2002

AOL TIME WARNER, AT&T AND COMCAST AGREE TO RESTRUCTURE TIME WARNER ENTERTAINMENT PARTNERSHIP

SIGNIFICANT NEAR-TERM LIQUIDITY IMMEDIATELY STRENGTHENS AT&T COMCAST
BALANCE SHEET; COMPANIES TO INTRODUCE AOL HIGH-SPEED BROADBAND TO 10 MILLION
HOMES

NEW YORK and PHILADELPHIA -- AT&T (NYSE: T) and Comcast Corporation
(NASDAQ: CMCSK, CMCSA) today announced that they have reached agreement with AOL Time Warner (NYSE: AOL) to restructure the Time Warner Entertainment (TWE) partnership in a way that allows for the orderly and timely sale of AT&T's stake.

AT&T Comcast will assume AT&T's interest in TWE upon the closing of the previously announced merger of AT&T Broadband with Comcast. The companies said that the restructuring would enable them to meet their regulatory commitments while raising cash that will be used to reduce debt.

"This agreement will turn a non-strategic investment into cash that we can use to pay down debt," said C. Michael Armstrong, Chairman and CEO of AT&T. "That has been the goal since we acquired our stake in Time Warner Entertainment and I'm delighted we were able to accomplish it on favorable terms for everyone involved."

Under the agreement, for its 27.64 percent stake in TWE, AT&T Broadband will receive $2.1 billion in cash, $1.5 billion in common stock of AOL Time Warner Inc., valued as of the time of closing, and a 21 percent equity interest (with less than five percent voting power in the election of directors) in a new cable company serving about 10.8 million subscribers.

The new company, to be called Time Warner Cable Inc., will be formed from TWE's existing cable properties and additional cable properties to be contributed by AOL Time Warner. AOL Time Warner will assume complete ownership of TWE's major content assets, which include Home Box Office (HBO), Warner Bros. and stakes in Comedy Central, Court TV and The WB Network.

Comcast Corporation President Brian L. Roberts said, "This is a terrific agreement for all parties. As stated when we announced the merger with AT&T Broadband, monetizing the TWE assets has been a major priority. Today's restructuring generates significant near-term liquidity that immediately strengthens AT&T Comcast's balance sheet, leaving 21 percent of Time Warner Cable to be monetized over time."


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Additionally, AT&T Broadband and Comcast have reached a three-year non-exclusive agreement with AOL Time Warner under which AOL High-Speed Broadband service would be made available on AT&T Comcast cable systems, which pass about 10 million homes. While confidential, financial terms of the agreement are comparable to other recent broadband carriage agreements reached by Comcast and AT&T Broadband.

Roberts added, "In another example of our commitment to offer broadband choice to consumers, we are making AOL High-Speed Broadband available to 10 million homes passed by AT&T Comcast systems, creating a sound business opportunity for both AT&T Comcast and AOL."

AT&T and Comcast said that they intend to place in trust the AOL Time Warner common stock, as well as the economic and voting interest in Time Warner Cable. Time Warner Cable is expected to conduct an initial public offering of common stock following the restructuring. Under the agreement, AT&T, or AT&T Comcast, will have the right to sell its shares in Time Warner Cable under priority demand registration rights that will facilitate an expeditious disposition.
AT&T or AT&T Comcast will also have the right to sell its AOL Time Warner common stock immediately after closing.

The boards of all three companies have approved the restructuring agreement, which will require certain regulatory approvals and is expected to close in the first half of 2003. AT&T and Comcast continue to expect the AT&T Comcast merger to close by the end of 2002. The TWE restructuring and the high-speed broadband carriage agreements between AT&T Broadband and AOL Time Warner are not conditioned on the closing of the merger of AT&T Broadband and Comcast.

AT&T acquired its stake in TWE as part of its June 2000 acquisition of the MediaOne Group. In February of 2001, AT&T requested that TWE convert the limited partnership into a corporation and create equity securities for registration with the Securities and Exchange Commission. On July 30, the two companies agreed to suspend the registration process to explore alternative approaches that led to the agreements announced today.

Credit Suisse First Boston and Morgan Stanley acted as primary financial advisors to AT&T and Comcast respectively. Additional financial advisors included Goldman Sachs for AT&T and JP Morgan Chase and Merrill Lynch for Comcast. Wachtell, Lipton, Rosen & Katz is legal advisor to AT&T. Davis Polk & Wardwell is legal advisor to Comcast.


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THE FOREGOING ARE "FORWARD-LOOKING STATEMENTS" WHICH ARE BASED ON
AT&T'S AND COMCAST'S BELIEFS AS WELL AS ON A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. READERS ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH ARE NOT A GUARANTEE OF PERFORMANCE AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE OUTSIDE AT&T'S AND COMCAST'S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. THESE FACTORS INCLUDE REGULATORY AND OTHER APPROVALS AND CONDITIONS RELATING TO THE BROADBAND MERGER, THE RATE OF DECLINE OF TRADITIONAL LONG DISTANCE VOICE SERVICES, TECHNOLOGY CHANGE AND SUBSTITUTION, THE ACTIONS OF COMPETITORS IN ALL SEGMENTS IN SETTING PRICES, CONDITIONS OF EXCESS CAPACITY, AND RATES OF IMPLEMENTATION OF REGULATORY CHANGES THAT FAVOR COMPETITORS AND PROMOTE REMONOPOLIZATION. FOR A MORE DETAILED DESCRIPTION OF THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM FORECAST, PLEASE SEE AT&T'S, COMCAST'S AND COMCAST CABLE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. EACH OF THESE PERSONS, AS WELL AS THE ADDITIONAL REGISTRANTS ON THE EXCHANGE OFFER REGISTRATION STATEMENT REFERRED TO ABOVE, EXPRESSLY DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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ABOUT AT&T
AT&T (www.att.com) is among the world's premier voice, video and data communications companies, serving consumers, businesses and government. Backed by the research and development capabilities of AT&T Labs, the company runs the largest, most sophisticated communications network and is the largest cable operator in the U.S. The company is a leading supplier of data, Internet and managed services for the public and private sectors, and offers outsourcing, consulting and networking-integration to large businesses and government. Serving nearly 60 million consumers, AT&T is a market leader in consumer communications services and operates AT&T WorldNet(R) Service, a leading Internet access service that has garnered several awards for outstanding performance and customer service.

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AT&T 'SAFE HARBOR'
The foregoing are "forward-looking statements" which are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside AT&T's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of AT&T.

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